================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ___________________

                                    FORM 8-K
                              ___________________


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) October 20, 1997


                     THE PRODUCERS ENTERTAINMENT GROUP LTD.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                        (State or other jurisdiction of
                         incorporation or organization)



Commission File Number: 0-18410                               95-4233050
                                                           (I.R.S. Employer
                                                          Identification No.)


5757 Wilshire Blvd. - Penthouse One                              90036
Los, Angeles, California                                       (Zip Code)
(Address of principal executive offices)




                                 (213) 634-8634
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)


================================================================================

This report comprises eight pages.  The exhibit index appears at page seven.



                                                                Page No. 1 of 8

ITEMS 1. AND 2. CHANGES IN CONTROL OF REGISTRANT; ACQUISITION OR DISPOSITION OF ASSETS

THE GROSSO-JACOBSON MERGERS

         On October 20, 1997, the Registrant consummated a transaction whereby it acquired 100% of the outstanding capital stock of three entities that comprise the New York, Los Angeles and Toronto based Grosso-Jacobson Companies which are engaged in the business of producing television series and other entertainment products (the "Grosso-Jacobson Mergers"). The acquired companies are: The Grosso-Jacobson Entertainment Corporation, Grosso-Jacobson Productions, Inc. and Grosso-Jacobson Music Company, Inc. (the "Grosso-Jacobson Companies"). To implement the Grosso-Jacobson Mergers, the Registrant formed three new subsidiaries which merged with and into the Grosso-Jacobson Companies pursuant to three substantially identical merger agreements (the "Merger Agreements"which are filed herewith as Exhibits 10.25, 10.26 & 10.27). The total consideration paid to Salvatore Grosso and Lawrence S. Jacobson, the sole shareholders of the Grosso-Jacobson Companies, pursuant to the Merger Agreements was $8,000,000, which amount was paid through the issuance of an aggregate of 6,666,666 shares of the Registrant's Common Stock valued at an issue price of $1.20 per share (the "Merger Shares").

         The Merger Agreements were negotiated at arms' length between the Registrant and the principals of the Grosso-Jacobson Companies. The merger consideration of $8,000,000, payable solely in shares of Common Stock of the Registrant, reflected, among other factors, the value which the Registrant and such principals placed upon the Grosso-Jacobson Companies in light of the value of such Companies' television production series inventory, libraries, participations in future revenues to be derived from their distribution and licensing, current projects under development as well as the likely synergies which management of the Registrant and the Grosso-Jacobson principals believed could be derived by the combination of business accomplished by the Grosso-Jacobson Mergers. Pursuant to the Merger Agreements, the number of shares of the Registrant's Common Stock issuable by the Registrant was based on the average closing prices of such shares for 30 days prior to the closing of the Mergers, subject to a maximum price per share of $1.50 and a minimum price per share of $1.20. (The 6,666,666 shares ultimately issued upon consummation of the Grosso-Jacobson Mergers were valued at the minimum price per share).

         These Merger Shares were issued to Messrs. Grosso and Jacobson in a private transaction exempt from registration under Section 4(2) of the
Securities Act of 1933, as amended (the "Securities Act").    Pursuant to the
Merger Agreements, Messrs. Grosso and Jacobson have been granted certain registration rights under the Securities Act with respect to the Merger Shares and they have also agreed to certain contractual restrictions on their ability to sell or otherwise dispose of designated percentages of the Merger Shares during the next two years.

         The Grosso-Jacobson Companies will function as wholly owned subsidiaries of the Registrant responsible for the Registrant's television production projects and activities. Grosso-Jacobson Productions, Inc. was founded in 1980 and (along with the other Grosso-Jacobson Companies) has produced more than 750 hours of television programming, including "The Big Easy," the made-for-television series based on the hit movie and created for the USA Network. Known for their wide variety of prime time series and made-for-television movies, the Grosso-Jacobson Companies have offices in New York and Los Angeles and operate a 70,000 sq. ft.





                                                                 Page No. 2 of 8
production facility and office complex in Toronto, Canada. Included in the Toronto studio is a wardrobe business containing approximately 37,000 costumes and an extensive prop inventory.

         Management of the Registrant plans to combine the Grosso-Jacobson Companies' business of producing primarily television series with the Registrant's business of producing theatrical feature and television movies in order for the Registrant to enlarge its operations in the entertainment industry. Management of the Registrant intends to expand the Registrant's movie-of-the-week and series production for television by utilizing recognizable name talent and experienced creative personnel, and continue to explore new areas of business and expand its corporate operations into other synergistic enterprises.

         While management of the Registrant believes that the acquisition of the Grosso-Jacobson Companies will significantly increase its revenues and enable the Registrant to derive net income from its operations, there can be no assurance that such positive revenue and earnings results will be achieved as a result of the Grosso-Jacobson Mergers.

         In accordance with the Merger Agreements, Messrs. Grosso and Jacobson have entered into substantially identical executive employment agreements with the Registrant for a period of five years (the "Executive Employment Agreements"which are filed herewith as Exhibits 10.28 & 10.29). In addition, the Registrant has extended the executive employment agreements of both Irwin Meyer and Arthur Bernstein for a additional periods of five years each (the "Employment Extension Agreements"which are filed herewith as Exhibits 10.30 & 10.31). The Registrant has engaged Lawrence Jacobson Associates, Inc. (an affiliate of Lawrence S. Jacobson) and S.A.G. Productions, Inc. (an affiliate of Salvatore Grosso) pursuant to two substantially identical production agreements to provide production services to the Registrant for a period of five years (the "Production Agreements"which are filed herewith as Exhibits
10.32 & 10.33). Furthermore, the Registrant has extended, for a period of five years, its existing production agreement with Mountaingate Productions, LLC (an affiliate of Irwin Meyer, "Mountaingate") (the "Mountaingate Extension Agreement" which is filed herewith as Exhibit 10.34).

         In accordance with the Merger Agreements, Messrs. Grosso and Jacobson were elected to the Board of Directors of the Registrant. The Board of Directors of the Registrant (the "Board") then increased the number of directorships to seven as required by the Merger Agreements and in accordance with the Registrant's By-laws. (Messrs. Michael Dempsey and Benjamin Lichtenberg tendered their resignations as Directors of the Registrant on or about the date of the consummation of the Grosso-Jacobson Mergers). By the terms of the Merger Agreements, Messrs. Grosso and Jacobson were entitled to designate one additional Board member and, reciprocally, Messrs. Meyer and Bernstein were entitled to designate one additional Board member. The three Grosso-Jacobson designated Board members and the three Meyer-Bernstein designated Board members together designated and elected a seventh Board member. Mr. Grosso was elected to serve as the Registrant's Chief Operating Officer and Co-Chairman of the Board, Mr. Jacobson elected to serve as the Registrant's President and Co-Chairman of the Board, Mr. Meyer remained the Registrant's Chief Executive Officer and was also elected to serve as a Co-Chairman of the Board and Mr. Bernstein was elected to serve as the Registrant's Executive Vice President.

         Contemporaneously with the consummation of the Grosso-Jacobson Mergers, on October 20, 1997, Messrs. Grosso, Jacobson, Meyer and Bernstein and Mountaingate entered into the





                                                                 Page No. 3 of 8

Stockholders Voting Agreement for a term of five years (the "Stockholders Voting Agreement" which is filed herewith as Exhibit 10.35) whereby Mr. Grosso and Mr. Jacobson agreed to vote their shares of Common Stock for the election as Directors of the Registrant of Messrs. Meyer and Bernstein or their designees. In accordance with the Stockholders Voting Agreement, Messrs. Grosso and Jacobson executed a Proxy and Power of Attorney, appointing Messrs. Meyer and Bernstein their attorneys-in-fact. Under the Stockholders Voting Agreement, Messrs. Meyer and Bernstein agreed to vote their shares of Common Stock for the election as Directors of the Registrant of Messrs. Grosso and Jacobson, or their designees, and executed an identical instrument appointing Messrs. Grosso and Jacobson their attorneys-in-fact. Mountaingate is a signatory to the Stockholders Voting Agreement but did not execute any proxy or power of attorney in favor of any other signatory, nor was a proxy or power of attorney executed by any other signatory in favor of Mountaingate.

         Prior to the consummation of the Grosso-Jacobson Mergers, effective operational control of the Registrant was exercised by Messrs. Meyer and Bernstein, who comprised 50% of the Board of Directors and were the principal Executive Officers of the Registrant. As a result of (a) the Grosso-Jacobson Mergers and (b) Messrs. Meyer, Bernstein, Grosso and Jacobson entering into the Stockholders Voting Agreement, by application of the SEC rules defining "beneficial ownership", control of the Registrant may now be deemed to be shared among Messrs. Meyer, Bernstein, Grosso and Jacobson.

         In connection with the foregoing and in response to Item 1 of Form 8-K (Changes in Control of Registrant), the following information is provided in this Report:

         (a) Mr. Salvatore Grosso is the beneficial owner of 3,752,083 shares of Common Stock, or 20% of the Registrant's Common Stock outstanding, calculated in accordance with Regulation 13d-3(a) and (d).

                 Of such 3,752,083 shares of Common Stock, (i) 3,333,333 shares are held directly by Mr. Grosso and as to which Mr. Grosso has sole dispositive and voting power; and (ii) 418,750 shares are beneficially owned indirectly by Mr. Grosso by virtue of the operation of the Stockholders Voting Agreement. Mr. Grosso has shared voting power with respect to these shares but has no power to dispose of or to direct their disposition.

         (Except for the shared voting power described above, Mr. Grosso does not have, and expressly disclaims, any direct or indirect economic or financial interest in any shares or shares underlying options that Mr. Grosso, as calculated in accordance with Regulation 13d-(3)(a) and (d), may be deemed to beneficially own by reason of the shared voting power arising under the Stockholders Voting Agreement.)


         (b) Mr. Lawrence S. Jacobson is the beneficial owner of 3,752,083 shares of Common Stock, or 20% of the Registrant's Common Stock outstanding, calculated in accordance with Regulation 13d-3(a) and (d).





                                                                 Page No. 4 of 8

                 Of such 3,752,083 shares of Common Stock, (i) 3,333,333 shares are held directly by Mr. Jacobson and as to which Mr. Jacobson has sole dispositive and voting power; and (ii) 418,750 shares are beneficially owned indirectly by Mr. Jacobson by virtue of the operation of the Stockholders Voting Agreement. Mr. Jacobson has shared voting power with respect to these shares but has no power to dispose of or to direct their disposition.

         (Except for the shared voting power described above, Mr. Jacobson does not have, and expressly disclaims, any direct or indirect economic or financial interest in any shares or shares underlying options that Mr. Jacobson, as calculated in accordance with Regulation 13d- (3)(a) and (d), may be deemed to beneficially own by reason of the shared voting power arising under the Stockholders Voting Agreement.)


         (c) Mr. Irwin Meyer is the beneficial owner of 6,666,666 shares of Common Stock, or 35% of the Registrant's Common Stock outstanding, calculated in accordance with Regulation 13d-3(a).

                 Of such 6,666,666 shares of Common Stock, (i) none is held directly or indirectly by Mr. Meyer nor has Mr. Meyer any sole dispositive or voting power with respect thereto; and (ii) 6,666,666 shares are beneficially owned indirectly by Mr. Meyer by virtue of the operation of the Stockholders Voting
                 Agreement.   Mr. Meyer has shared voting power with respect to
                 these shares but has no power to dispose of or to direct their disposition.

         (Except for the shared voting power described above, Mr. Meyer does not have, and expressly disclaims, any direct or indirect economic or financial interest in any shares that Mr. Meyer, as calculated in accordance with Regulation 13d-(3)(a), may be deemed to beneficially own by reason of the shared voting power arising under the Stockholders Voting Agreement.)


         (d) Mr. Arthur H. Bernstein is the beneficial owner of 7,085,416 shares of Common Stock, or 37% of the Registrant's Common Stock outstanding, calculated in accordance with Regulation 13d-3(a) and (d).

                 Of such 7,085,416 shares of Common Stock, (i) 418,750 shares are held directly by Mr. Bernstein and as to which Mr. Bernstein has sole dispositive and voting power; and (ii) 6,666,666 shares are beneficially owned indirectly by Mr. Bernstein by virtue of the operation of the Stockholders
                 Voting Agreement.   Mr. Bernstein has shared voting power with
                 respect to these shares but has no power to to dispose of or to direct their disposition.

         (Except for the shared voting power described above, Mr. Bernstein does not have, and expressly disclaims, any direct or indirect economic or financial interest in any shares that Mr. Bernstein, as calculated in accordance with Regulation 13d-(3)(a), may be deemed to beneficially own by reason of the shared voting power arising under the Stockholders Voting Agreement.)





                                                                 Page No. 5 of 8

         (e) Mountaingate is the beneficial owner of 6,666,666 shares of Common Stock, or 35% of the Registrant's Common Stock outstanding, calculated in accordance with Regulation 13d-3(a).

                 Of such 6,666,666 shares of Common Stock, (i) none is held directly or indirectly by Mountaingate nor has Mountaingate any sole dispositive or voting power with respect thereto; and
                 (ii) 6,666,666 shares are beneficially owned indirectly by Mountaingate by virtue of the operation of the Stockholders
                 Voting Agreement.   Mountaingate has shared voting power with
                 respect to these shares but has no power to to dispose of or to direct their disposition.

         (Except for the shared voting power described above, Mountaingate does not have, and expressly disclaims, any direct or indirect economic or financial interest in any shares that Mountaingate, as calculated in accordance with Regulation 13d-(3)(a), may be deemed to beneficially own by reason of the shared voting power arising under the Stockholders Voting Agreement.)

         In addition to the foregoing beneficial stock ownership percentages and voting arrangements and as indicated elsewhere in this Report, Messrs. Meyer, Bernstein, Grosso and Jacobson constitute a majority of the Board of Directors of the Registrant and also serve as its principal Executive Officers. Accordingly, control of the Registrant resides in, and is shared among, the above-named persons as of the date hereof.

         THE FOREGOING INFORMATION CONCERNING THE GROSSO-JACOBSON MERGERS, CONSUMMATED ON OCTOBER 20, 1997 BY THE REGISTRANT, IS SET FORTH HEREIN IN RESPONSE TO ITEM 1 "CHANGES IN CONTROL OF REGISTRANT" AND ITEM 2 "ACQUISITION OR DISPOSITION OF ASSETS" OF FORM 8-K. AS OF THE DATE HEREOF, IT IS IMPRACTICABLE FOR THE REGISTRANT TO FILE WITH THIS REPORT THE FINANCIAL STATEMENTS OF THE BUSINESS OF THE ACQUIRED GROSSO- JACOBSON COMPANIES AS REQUIRED BY ITEM 7 OF FORM 8-K. PURSUANT TO THE PROVISIONS OF ITEMS 7(a)(4) AND 7(b) OF FORM 8-K, THE REGISTRANT SHALL FILE THE REQUIRED FINANCIAL STATEMENTS AND THE PRO FORMA FINANCIAL INFORMATION REQUIRED THEREBY (TO THE EXTENT REQUIRED UNDER THE RELEVANT PROVISIONS OF ITEM 310(c) OF REGULATION S-B) AS AN AMENDMENT TO THIS FORM 8-K REPORT AS SOON AS PRACTICABLE, BUT NO LATER THAN SIXTY (60) DAYS AFTER THE DATE HEREOF.






















                                                                 Page No. 6 of 8

                                 EXHIBIT INDEX

Exhibit No.                              Description


10.25 Agreement and Plan of Merger, dated September 15, 1997, by and among The Producers Entertainment Group Ltd., TPEG Acquisition I Corp., The Grosso-Jacobson Entertainment Corporation, Salvatore Grosso and Lawrence S. Jacobson.

10.26 Agreement and Plan of Merger, dated September 15, 1997, by and among The Producers Entertainment Group Ltd., TPEG Acquisition II Corp., Grosso-Jacobson Productions, Inc., Salvatore Grosso and Lawrence S. Jacobson.

10.27 Agreement and Plan of Merger, dated September 15, 1997, by and among The Producers Entertainment Group Ltd., TPEG Acquisition III Corp., Grosso-Jacobson Music Company, Inc., Salvatore Grosso and Lawrence S. Jacobson.

10.28 Executive Employment Agreement, dated October 20, 1997, between The Producers Entertainment Group Ltd. and Salvatore Grosso.

10.29 Executive Employment Agreement, dated October 20, 1997, between The Producers Entertainment Group Ltd. and Lawrence Jacobson.

10.30 Employment Extension Agreement, dated October 20, 1997, between The Producers Entertainment Group Ltd. and Irwin Meyer.

10.31 Employment Extension Agreement, dated October 20, 1997, between The Producers Entertainment Group Ltd. and Arthur Bernstein.

10.32 Production Agreement, dated October 20, 1997, between The Producers Entertainment Group Ltd. and Lawrence Jacobson Associates, Inc..

10.33 Production Agreement, dated October 20, 1997, between The Producers Entertainment Group Ltd. and S.A.G. Productions, Inc..

10.34 Mountaingate Extension Agreement, dated October 20, 1997, between The Producers Entertainment Group Ltd. and Mountaingate Productions, LLC.

10.35 Stockholders Voting Agreement, dated October 20, 1997, by and among, Irwin Meyer, Arthur Bernstein, Salvatore Grosso, Lawrence Jacobson and Mountaingate Productions, LLC.





                                                                Page No. 7 of 8

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE PRODUCERS ENTERTAINMENT
                                            GROUP LTD.



Date:  November 3, 1997                 By: /s/ ARTHUR H. BERNSTEIN
                                            -----------------------------------
                                            Arthur H. Bernstein,
                                            Executive Vice President



























                                                                 Page No. 8 of 8